UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 2, 2015

DAWSON GEOPHYSICAL COMPANY

(Exact name of Registrant as specified in its charter)

TEXAS	001-32472	74-2095844
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

508 West Wall, Suite 800

Midland, Texas 79701

(Address of principal executive offices)

(432) 684-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Dawson Geophysical Company (the “Company”) was held on June 2, 2015.  The following proposals were adopted by the margins indicated:

1.                                      Proposal to elect a Board of Directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified.

	Number of Shares
Director Name	For	Withheld	Broker Non-Votes
William J. Barrett	14,609,722	683,622	3,807,666
Craig W. Cooper	14,678,750	614,594	3,807,666
Gary M. Hoover, Ph.D.	14,705,927	587,417	3,807,666
Stephen C. Jumper	14,504,029	789,315	3,807,666
Allen T. McInnes, Ph.D.	10,466,088	4,827,256	3,807,666
Ted R. North	14,705,686	587,658	3,807,666
Mark A. Vander Ploeg	14,683,580	609,764	3,807,666
Wayne A. Whitener	14,453,141	840,203	3,807,666

2.                                      Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

Number of Shares
For	15,785,222
Against	97,177
Abstain	3,218,611

3.                                      Proposal to approve, on an advisory basis, the executive compensation of the named executive officers.

Number of Shares
For	11,181,125
Against	3,636,931
Abstain	475,288
Broker Non-Votes	3,807,666

Item 8.01.                                        Other Events.

As previously disclosed, on February 11, 2015, the Company, which was formerly known as TGC Industries, Inc. (“Legacy TGC”), completed its previously announced business combination with Dawson Operating

Company, which was formerly known as Dawson Geophysical Company (“Legacy Dawson”), pursuant to which a wholly-owned subsidiary of Legacy TGC merged with and into Legacy Dawson, with Legacy Dawson continuing after the merger as the surviving entity and a wholly-owned subsidiary of Legacy TGC (the “Merger”).  At the effective time of the Merger, without any action on the part of any shareholder, each issued and outstanding share of Legacy Dawson’s common stock, par value $0.331/3 per share, including shares underlying Legacy Dawson’s outstanding equity awards, was converted into the right to receive 1.760 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), after giving effect to a 1-for-3 reverse stock split of the issued and outstanding Common Stock which occurred immediately prior to the Merger (the “Reverse Stock Split”).  In connection with the Merger, Legacy Dawson changed its name to “Dawson Operating Company” and Legacy TGC changed its name to “Dawson Geophysical Company” (the “Name Change”).

Following the Merger, the Company has continued to maintain Legacy TGC’s 2006 Stock Awards Plan (the “Plan”), which provides for the granting of stock options, Common Stock and restricted stock, and authorizes the issuance of 1,000,000 shares of Common Stock as adjusted for the Reverse Stock Split effective February 11, 2015. On June 4, 2015, the Company amended and restated the Plan to reflect the Name Change and the Reverse Stock Split and make other technical amendments.  A copy of the Amended and Restated 2006 Stock Awards Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Amended and Restated 2006 Stock Awards Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAWSON GEOPHYSICAL COMPANY

Date: June 5, 2015	By:	/s/ Christina W. Hagan
Christina W. Hagan
Executive Vice President, Secretary and
Chief Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Amended and Restated 2006 Stock Awards Plan.